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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 16, 1999


                               COFFEE PEOPLE, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


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         Delaware                            0-21397                     93-1073218
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
(State or Other Jurisdiction         (Commission File Number)            (IRS Employer
  of Incorporation)                                                   Identification No.)
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                            11480 Commercial Parkway
                          Castroville, California 95102
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                    (Address of Principal Executive Offices)



     Registrant's telephone number, including area code:    (831) 633-6300





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ITEM 1(b).   CHANGE OF CONTROL.

DIEDRICH COFFEE, INC.

     On March 16, 1999, Coffee People, Inc. entered into an Agreement and Plan of Merger with Diedrich Coffee, Inc. (NASDAQ-DDRX). Pursuant to the merger agreement, Coffee People has agreed to merge with a subsidiary of Diedrich Coffee. After the merger is effective Coffee People will be a wholly owned subsidiary of Diedrich Coffee. The execution of the definitive merger agreement followed the signing of a letter of intent between the parties announced on Feb. 9, 1999.

         Under the terms of the merger agreement, Coffee People shareholders will receive $10.75 million in cash, 1,500,000 shares of Diedrich Coffee common stock, and an additional $12.25 million in cash or a combination of cash and stock based on the net proceeds of a public equity offering planned by Diedrich Coffee prior to the completion of the merger.

         Closing of the merger is subject to a number of conditions, including completion of the public equity offering by Diedrich Coffee upon certain specified terms, receipt of regulatory approvals and approval by the shareholders of Coffee People and Diedrich Coffee. If these conditions are met, the transaction is expected to close during summer 1999.

         As permitted under Item 601(b) of Regulation S-K, the merger agreement is filed with this report without the disclosure schedules. Coffee People will supply a copy of any omitted schedule or similar attachment to the Commission upon request.

         In addition, the joint press release of Coffee People and Diedrich Coffee, dated March 17, 1999, is filed as Exhibit 99.1 and is incorporated by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(c)       EXHIBITS.

        The following exhibits are filed with this report on Form 8-K:

         2.1      Agreement and Plan of Merger, dated as of March 16, 1999

         99.1 Press Release: "Diedrich Coffee Executes Definitive Agreement to Acquire Coffee People," dated March 17, 1999.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.



                              COFFEE PEOPLE, INC.
                              an Oregon corporation


                              /s/ Mark J. Archer
                              -------------------------------------------------
                              Mark J. Archer
                              Executive Vice President, Chief Financial Officer and Secretary





                                  EXHIBIT INDEX


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Exhibit                                                                              Page
Number       Description                                                              #
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
2.1          Agreement and Plan of Merger, dated as of March 16, 1999

99.1 Press Release: "Diedrich Coffee Executes Definitive Agreement to Acquire Coffee People," dated March 17, 1999.
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